SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           FORM 8-K/A

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        October 22, 1997
        Date of Report (date of earliest event reported)

            Qwest Communications International Inc.
      (Exact name of registrant specified in its charter)


Delaware            000-22609                84-1339282
(State or other    (Commission File         (I.R.S. Employer
jurisdiction of     Number)                  Identification No.)
incorporation or
organization)
               555 Seventeenth Street, Suite 1000
                    Denver, Colorado  80202
            (Address of principal executive offices)

                         (303) 291-1400
      (Registrant's telephone number, including area code)

                         Not applicable
 (Former name or former address, if changed since last report)

     Qwest Communications International Inc. (the Registrant) hereby amends its current report on Form 8-K originally filed with the Securities and Exchange Commission (the Commission) on November 6, 1997, describing the acquisition by Qwest Communications Corporation, a wholly-owned subsidiary of the Registrant, of all of the issued and outstanding shares of capital stock of SuperNet, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) The financial statements required by this item were included in the Registrant's Registration Statement on Form S-4 (Registration No. 333-42847) on pages F-41 through F-62, originally filed with the Commission on December 22, 1997, and are incorporated herein by reference.

    (b) The pro forma financial information required by this item was included in the Registrant's Registration Statement on Form S-4 (Registration No. 333-42847) on pages F-63 through F-70, originally filed with the Commission on December 22, 1997, and are incorporated herein by reference.

    (c)   Exhibits

           23.1  Consent of Dollinger, Smith and Co.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Qwest Communications International Inc.,
                                           a Delaware corporation

December 23, 1997                           By: /s/ RICHARD L. SMITH
                                               ------------------------------
                                            Richard L. Smith
                                            Executive Vice President
                                            and Controller
                                            (Duly Authorized Officer)